UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________________________________________
FORM 8-K
 ________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2019

 ________________________________________________________________
SONIC AUTOMOTIVE, INC.
(Exact name of registrant as specified in its charter)
 ________________________________________________________________
Delaware
(State or other jurisdiction
of incorporation)

1-13395	56-2010790
(Commission File Number)	(IRS Employer Identification No.)

4401 Colwick Road Charlotte, North Carolina	28211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 566-2400

Not Applicable
(Former name or former address, if changed since last report.)
 ________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 13, 2019, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Sonic Automotive, Inc. (the “Company”) established the parameters for determining performance-based cash bonuses for the performance period of January 1, 2019 through December 31, 2019 (the “Performance Period”) for the following executive officers of the Company (the “Executive Officers”): Mr. O. Bruton Smith, Executive Chairman; Mr. David Bruton Smith, Chief Executive Officer; Mr. Jeff Dyke, President; and, Mr. Heath R. Byrd, Executive Vice President and Chief Financial Officer. The Compensation Committee established performance requirements consisting of achievement levels related to (1) adjusted earnings per share goals and (2) customer satisfaction performance goals based on the percentage of the Company’s dealerships that meet or exceed specified objectives, as reported by the respective manufacturers for such brands. Following completion of the Performance Period, the Compensation Committee will evaluate the Company’s achievement of the pre-established performance goals and will determine actual bonus amounts to be paid to the Executive Officers by no later than March 15, 2020. Also on February 13, 2019, the Compensation Committee approved base salaries to be effective as of March 1, 2019 for the Executive Officers in the following amounts: Mr. O. Bruton Smith, from $1,262,821 to $100,000; Mr. David Bruton Smith, from $1,113,638 to $1,113,638 (no change in current base salary level previously approved by the Compensation Committee); Mr. Jeff Dyke, from $994,358 to $994,358 (no change in current base salary level previously approved by the Compensation Committee); and Mr. Heath R. Byrd, from $775,000 to $775,000 (no change in current base salary level previously approved by the Compensation Committee).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC AUTOMOTIVE, INC.

Date: February 15, 2019	By:	/s/ STEPHEN K. COSS
Stephen K. Coss
Senior Vice President and General Counsel